SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 22, 2007

ISIS PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19125	33-0336973
(Commission File No.)	(IRS Employer Identification No.)

1896 Rutherford Road

Carlsbad, CA 92008

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (760) 931-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

                On October 22, 2007, Isis Pharmaceuticals, Inc. (“Isis”) entered into an agreement with CHDI, Inc. (“CHDI”), a non-profit foundation pursuing treatments for Huntington’s Disease (HD), pursuant to which CHDI will provide up to $9.9 million in funding to Isis for the discovery and development of an antisense drug for the treatment of HD, a fatal neurodegenerative disease. CHDI’s funding builds upon an earlier successful collaboration between Isis and CHDI, in which CHDI provided Isis with funding for studies that demonstrated the feasibility of using antisense drugs to treat HD.

                Isis filed a press release describing this transaction.  A copy of this press release is attached as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Press Release dated October 26, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ISIS PHARMACEUTICALS, INC.

Dated: October 26, 2007	By:	/s/ B. Lynne Parshall
B. LYNNE PARSHALL
Executive Vice President,
Chief Financial Officer and Director

INDEX TO EXHIBITS

99.1	Press Release dated October 26, 2007.